TIAA-CREF U.S. EQUITY FUNDS

TIAA-CREF Small-Cap Equity Fund

(the “Fund” and a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 1

dated August 1, 2017, to the Statutory Prospectus dated March 1, 2017 (the “Prospectus”)

The following disclosure is hereby inserted at the beginning of the section of the Prospectus entitled “Your account: purchasing, redeeming or exchanging shares”:

Effective at the close of business on September 29, 2017 (the “Close Date”), the TIAA-CREF Small-Cap Equity Fund will suspend offering its shares to new investors, except as follows:

•	Investors in the Fund as of the Close Date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions. If an investor’s account is closed, however, additional investments in the Fund will not be accepted unless they fall into one of the categories below.
•	The Fund will continue to offer its shares through Employee Benefit Plans and state-sponsored tuition savings plans (529 plans) that offer the Fund as an investment option as of the Close Date.
•	The Fund will continue to offer its shares to affiliated funds of funds and affiliated insurance company separate accounts.
•	The Fund will continue to offer its shares to customers of discretionary model or fee-based advisory programs offered by financial intermediaries.
•	The Fund will continue to offer its shares to certain customers of selected financial intermediaries.

The Fund may recommence offering shares to other new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

A40092 (8/17)